UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  March 29, 2005

CNH CAPITAL RECEIVABLES LLC
CNH EQUIPMENT TRUST 2003-B
(Exact Name of Registrant as Specified in its Charter)

Delaware Delaware
(State or Other Jurisdiction of Incorporation)

333-98887 333-98887-01	39-1995297 20-0405729
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,
Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices)   (Zip Code)

(847) 735-9200
(302) 283-8079
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

The Registrant is filing this amended Report to amend the Registrant’s Report on Form 8-K dated November 25, 2003 as follows: Exhibit 4.3 to this report is substituted for Exhibit 4.3 to such prior Report.

Item 9.01.              Financial Statements and Exhibits

(c) Exhibits.           Ex. 4.3 – Sale and Servicing Agreement dated as of November 1, 2003 among CNH Capital Receivables Inc., Case Credit Corporation and CNH Equipment Trust 2003-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ BRIAN O’KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: March 29, 2005
CNH EQUIPMENT TRUST 2003-B
(Registrant)

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust 2003-B
(Co-Registrant)

	By:	/s/ BRIAN O’KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: March 29, 2005